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                                                                  Exhibit 10.38

                               FIRST AMENDMENT TO
                            PACER INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

FIRST AMENDMENT TO PACER INTERNATIONAL, INC. 1999 STOCK OPTION PLAN dated as of September 9, 2000.

     1. Section 2 of the Pacer International, Inc. 1999 Stock Option Plan (the "Plan") is amended as to the definitions set forth below and restated as to the definitions set forth below to read as follows:

          "Anniversary Date" means each of the successive annual anniversary dates of the Effective Date, with the first Anniversary Date being May 28, 2000.

          "Effective Date" means the date of consummation of the transactions contemplated under the Merger Agreement and under the Stock Purchase Agreement, which is May 28, 1999.

          "Tranche A Options" has the meaning set forth in Section 4(e).

          "Tranche B Options" has the meaning set forth in Section 4(e).

          "Tranche C Options" has the meaning set forth in Section 4(e).

     2. Section 6(a) of the Plan is amended in its entirety and restated to read as follows:

          Section 6(a). Vesting Schedule. Tranche A Options granted to an Optionee shall become Vested Options in five equal installments on each of the first five Anniversary Dates following the issuance of the Tranche A Options to the Optionee, provided the Optionee is employed by the Company on each such Anniversary Date.

     3. Section 7(a) of the Plan is amended in its entirety and restated to read as follows:

          Section 7(a). Vesting Schedule. All of the Tranche B Options granted to an Optionee on a particular date (the "Tranche B Grant Date") shall become Vested Options on the date that is seven years immediately following the Tranche B Grant Date ("Tranche B Vesting Date") if the Optionee is employed by the Company on the Tranche B Vesting Date.

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          However, if the Per Share Equity Value as of any of the first five
     Tranche B Performance Measurement Dates following the Tranche B Grant Date as indicated below (each a "Tranche B Performance Measurement Date") equals or exceeds the corresponding Tranche B Per Share Target Value indicated below for such date (the "Tranche B Per Share Target Value"), then 20% of the Tranche B Options issued to such Optionee on such Tranche B Grant Date shall vest on the next anniversary of the Tranche B Grant Date following such Tranche B Performance Measurement Date; provided the Optionee is employed by the Company on such next anniversary of such Tranche B Grant Date. For purposes of this Section 7(a), the initial Tranche B Performance Measurement Date for any Tranche B Options granted hereunder shall be the Anniversary Date immediately following the Tranche B Grant Date.

   -----------------------------------------------------------------------------
   Tranche B Performance                      Tranche B Per Share
   Measurement Date                           Target Value
   -----------------------------------------------------------------------------
   First  Anniversary Date (May 28,                    $13.00
   2000)
   -----------------------------------------------------------------------------
   Second   Anniversary  Date  (May                    $16.90
   28, 2001)
   -----------------------------------------------------------------------------
   Third  Anniversary Date (May 28,                    $21.97
   2002)
   -----------------------------------------------------------------------------
   Fourth   Anniversary  Date  (May                    $28.58
   28, 2003)
   -----------------------------------------------------------------------------
   Fifth  Anniversary Date (May 28,                    $37.13
   2004)
   -----------------------------------------------------------------------------
   Sixth  Anniversary Date (May 28,                    $48.27
   2005)
   -----------------------------------------------------------------------------
   Seventh Anniversary Date                            $62.75
   (May 28, 2006)
   -----------------------------------------------------------------------------
   Eighth  Anniversary  Date                           $81.58
   (May 28, 2007)
   -----------------------------------------------------------------------------
   Ninth   Anniversary   Date                          $106.05
   (May 28, 2008)
   -----------------------------------------------------------------------------

                                       2

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   -----------------------------------------------------------------------------
   Tenth   Anniversary   Date                          $137.87
   (May 28, 2009)
   -----------------------------------------------------------------------------

     4. Section 8(a) of the Plan is amended in its entirety and restated to read as follows:

          Section 8(a). Vesting Schedule. All of the Tranche C Options granted to an Optionee on a particular date (the "Tranche C Grant Date") shall become Vested Options on the date that is seven years immediately following the Tranche C Grant Date ("Tranche C Vesting Date") if the Optionee is employed by the Company on the Tranche C Vesting Date. However, if the Per Share Equity Value as of any of the first five Tranche C Performance Measurement Dates following the Tranche C Grant Date as indicated below (each a "Tranche C Performance Measurement Date") equals or exceeds the corresponding Tranche C Per Share Target Value indicated below for such date (the "Tranche C Per Share Target Value"), then 20% of the Tranche C Options issued to such Optionee on such Tranche C Grant Date shall vest on the next anniversary of the Tranche C Grant Date following such Tranche C Performance Measurement Date; provided the Optionee is employed by the Company on such next anniversary of such Tranche C Grant Date. For purposes of this Section 8(a), the initial Tranche C Performance Measurement Date for Tranche C Options granted hereunder shall be the Anniversary Date immediately following the Tranche C Grant Date.

   -----------------------------------------------------------------------------
   Tranche C Performance                       Tranche C Per Share
   Measurement Date                            Target Value
  ------------------------------------------------------------------------------
   First  Anniversary Date (May 28,                     $14.00
   2000)
   -----------------------------------------------------------------------------
   Second   Anniversary  Date  (May                     $19.60
   28, 2001)
   -----------------------------------------------------------------------------
   Third  Anniversary Date (May 28,                     $27.44
   2002)
   -----------------------------------------------------------------------------
   Fourth   Anniversary  Date  (May                     $38.42
   28, 2003)


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   -----------------------------------------------------------------------------
   Fifth  Anniversary Date (May 28,                     $53.79
   2004)
   -----------------------------------------------------------------------------
   Sixth  Anniversary Date (May 28,                     $75.31
   2005)
   -----------------------------------------------------------------------------
   Seventh Anniversary Date                             $105.43
   (May 28, 2006)
   -----------------------------------------------------------------------------
   Eighth  Anniversary  Date                            $147.60
   (May 28, 2007)
   -----------------------------------------------------------------------------
   Ninth   Anniversary   Date                           $206.64
   (May 28, 2008)
   -----------------------------------------------------------------------------
   Tenth   Anniversary   Date                           $289.30
   (May 28, 2009)
   -----------------------------------------------------------------------------



     5. Except as specifically set forth herein, there are no other amendments or modifications to the Plan.


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